Summary Prospectus February 1, 2011
Sterling Capital Select Equity Fund (formerly BB&T Select Equity Fund)

Institutional Shares BBISX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks capital growth, current income or both, primarily through investment in stocks.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional
Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	0.74%

Distribution and Service (12b-1) Fees	0.00%

Other Expenses	0.24%

Total Annual Fund Operating Expenses	0.98%

Fee Waiver or Expense Reimbursement[1]	–0.14%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[1]	0.84%

1 The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.60% for the period from February 1, 2011 through January 31, 2012. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the expiration of the current contractual expense limitation on January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$86	$298	$528	$1,189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119.85% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the equity securities of large companies. Large companies are defined as companies with market capitalizations within the range of those companies in the Standard & Poor’s 500® Index (“S&P 500® Index”) at the time of purchase. As of January 11, 2011, the smallest company in the S&P 500® Index had a market capitalization of $1.632 billion. Under normal market conditions, the Fund primarily invests in domestically traded U.S. common stocks, U.S. traded equity stocks of foreign companies, and American Depositary Receipts.

In managing the Fund, the portfolio manager selects stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine the intrinsic value of a particular issuer. The portfolio manager may consider selling a stock owned by the Fund due to a change in the business or management of the company, a deterioration in the original purchase criteria, a decline in

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the stock’s rating, if the stock represents a disproportionately large position within the Fund’s portfolio (and the Fund’s position is trimmed), or if more attractive investment alternatives are identified.

Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks and value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

For more information about the Fund’s risks, please see the Fund’s prospectus or statement of additional information.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

Institutional Shares Annual Total Returns for years ended 12/31

Best quarter:	17.83%	9/30/09
Worst quarter:	–20.26%	12/31/08

Average Annual Total Returns as of December 31, 2010

	1	5	10	Since
	Year	Years	Years	Inception
Institutional Shares				(10/09/92)
Return Before Taxes	11.69%	–0.88%	1.52%	7.04%

Return After Taxes on Distributions	11.46%	–2.06%	0.56%	5.65%

Return After Taxes on Distributions and Sale of Fund Shares	7.86%	–0.62%	1.27%	5.81%

S&P 500® Index				(9/30/92)
(reflects no deductions for fees, expenses, or taxes)	15.06%	2.29%	1.41%	8.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Manager
Stephen L. Morgan
Executive Director of Sterling Capital and Portfolio Manager
Since November 2009

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment
Regular Account	$1,000,000	$0

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* Investors and employees of Sterling Capital purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SELEQ-I-02/11

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